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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 21, 1998
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                                 PH GROUP, INC.
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        (Exact name of Small Business Issuer as specified in its charter)


         Ohio                 Commission File No. 0-8115       31-0737351
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(State or other jurisdiction                              (I.R.S. Employer
of incorporation)                                         Identification Number)


2365 Scioto Harper Drive, Columbus, Ohio                      43204
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              (Address of principal executive offices)

Registrant's telephone number, including area code:  (614) 279-8877
                                                     --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


                                Page 1 of 5 Pages
                           Index to Exhibits on Page 4
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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

At a meeting held on July 10, 1998, the Board of Directors of PH Group Inc. (the "Company") agreed to dismiss, effective July 21, 1998, the accounting firm of Greene & Wallace, Inc., which had served as independent public accountants for the Company prior to and until July 21, 1998. At the same meeting, the Company agreed to appoint the accounting firm of Deloitte & Touche LLP to serve as independent public accountants for the Company effective July 21, 1998. The decision to change accountants was recommended by the Audit Committee of the Board of Directors, and approved by the Board.

The reports of Greene & Wallace, Inc. on the financial statements for the fiscal years ended December 31, 1996, and December 31, 1997 contained no adverse opinion or disclaimer of opinion and neither of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no disagreements between the Company and Greene & Wallace, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ended December 31, 1996, and December 31, 1997, or in the interim period of January 1,1998 through July 21, 1998, which disagreements, if not resolved to the satisfaction of Greene & Wallace, Inc., would have caused it to make a reference to the subject matter of the disagreements in connection with its report.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

      (a) - (b)  None required.

      (c)         Exhibits

                  Exhibit Number    Description
                  --------------    -----------
                       16           Letter, dated July 29, 1998, from Greene &
                                    Wallace, Inc., in that firm's capacity as the former independent accountants of PH
                                    Group Inc.


                                Page 2 of 5 Pages

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                                   SIGNATURES

PERSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                 PH GROUP, INC,
                                 AN OHIO CORPORATION


DATE:  JULY 29, 1998             BY: \S\ CHARLES T. SHERMAN
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                                 CHARLES T. SHERMAN
                                 PRESIDENT


                                Page 3 of 5 Pages

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                                  EXHIBIT INDEX


ITEM 16.          EXHIBITS AND REPORTS


         (a)      List of Exhibits

                  Amended and Restated Articles of Incorporation of the Company as filed

Exhibit Number         Description                                   Page #
--------------         -----------                                   ------
     16                Letter, dated July 29, 1998, from                5
                       Greene & Wallace, Inc., in that firm's
                       capacity as the former independent
                       accountants of PH Group Inc.


                                Page 4 of 5 Pages